Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
January 26, 2022	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Record 2021 Full Year Results, Fourth Quarter 2021 Results, and

Quarterly Cash Dividend Declared

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the year and quarter ended December 31, 2021. Annual net income for 2021 was a record $51.17 million, or $2.94 per diluted common share.  The Company reported net income of $10.56 million, or $0.62 per diluted common share, for the quarter ended December 31, 2021.

The Company also declared a quarterly cash dividend to common shareholders of twenty-seven cents ($0.27) per common share, which is an increase of 8.00% over the same quarter last year. The quarterly dividend is payable to common shareholders of record on February 11, 2022, and is expected to be paid on or about February 25, 2022. 2022 is the 37th consecutive year of regular dividends to common shareholders.

Fourth Quarter 2021 and Current Highlights

Income Statement

o

Annual net income for 2021 of $51.17 million, or $2.94 per diluted common share, was an increase of $15.24 million over 2020 and represents a 45.54% increase in diluted earnings per share compared to 2020.  A reversal of $8.47 million in the allowance for credit losses in 2021 accounts for a large portion of the increase in net income.  The decreases in credit loss provisioning are primarily due to significantly improved economic forecasts and GDP growth in the current year, as well as strong credit quality metrics, versus prior year provisioning driven by the pandemic.  The increase was offset by a decrease in net interest income of $6.10 million, or 5.62%, driven by the current historically low interest rate environment, as well as a $3.33 million decrease in accretion on acquired loans

o	Net income for the fourth quarter of 2021 decreased $995 thousand to $10.56 million, or $0.62 per diluted common share, compared to the same quarter of 2020. The decrease was primarily driven by a decrease in net interest income of $2.49 million, or 8.97%, due to the current historically low interest rate environment, as well as a $1.67 million decrease in accretion on acquired loans. The decrease in net interest income was offset by the reversal of $846 thousand in allowance for credit losses for the fourth quarter.
o	2021 year-to-date return on average common equity increased to 11.96% compared to 8.54% in 2020. Annualized fourth quarter-to-date return on average common equity decreased to 9.77% compared to 10.82% over the same quarter of 2020.
o	2021 year-to-date return on average assets increased to 1.63% compared to 1.24% for 2020. Annualized quarter-to-date return on average assets decreased to 1.32% compared to 1.54% over the same quarter of 2020.
o

Year-to-date non-interest income increased 14.98% to $34.30 million, over last year.  Non-interest income for the fourth quarter of 2021 increased $1.48 million, or 19.16%, compared to the same quarter of the prior year.  Both increases are largely attributable to increases in other service charges due to the more vibrant state of local economies with increased customer activity compared with last year.

Balance Sheet and Asset Quality

o	Year-to-date, the Company has repurchased 949,386 common shares, or 5.36% of outstanding, for $28.88 million.
o	During the fourth quarter, the Company repurchased 222,700 common shares for $7.45 million.
o

Net charge-offs for the fourth quarter of 2021 were $1.17 million, or 0.22% of annualized  average loans, compared to net charge-offs of $1.73 million, or 0.26% of annualized average loans, for the same period in 2020.   Non-performing loans to total loans remained a very low 1.03%.

o	The allowance for credit losses to total loans remains very strong at 1.29% of total loans.
o	The SBA had forgiven $56.86 million, or 93.20%, of the Company’s first round Paycheck Protection Program (“PPP”) loan balances through December 31, 2021. Current PPP loan balances at December 31, 2021, which include second round originations, were $20.64 million.
o	Book value per share at December 31, 2021, was $25.34; an increase of $1.26 from year-end 2020.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.          While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 49 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of December 31, 2021. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.32 billion in combined assets as of December 31, 2021. The Company reported consolidated assets of $3.19 billion as of December 31, 2021. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except share and per share data)	2021	2021	2021	2021	2020	2021	2020
Interest income
Interest and fees on loans	$25,236	$25,119	$25,937	$26,540	$28,101	$102,832	$110,447
Interest on securities	362	445	435	495	549	1,737	2,789
Interest on deposits in banks	234	225	166	116	96	741	800
Total interest income	25,832	25,789	26,538	27,151	28,746	105,310	114,036
Interest expense
Interest on deposits	600	642	724	869	1,029	2,835	5,460
Interest on borrowings	-	1	-	-	-	1	4
Total interest expense	600	643	724	869	1,029	2,836	5,464
Net interest income	25,232	25,146	25,814	26,282	27,717	102,474	108,572
(Recovery of) provision for credit losses	(846)	(1,394)	(2,230)	(4,001)	634	(8,471)	12,668
Net interest income after provision	26,078	26,540	28,044	30,283	27,083	110,945	95,904
Noninterest income	9,215	8,720	8,797	7,569	7,733	34,301	29,833
Noninterest expense	21,701	18,836	19,361	18,820	19,877	78,718	79,625
Income before income taxes	13,592	16,424	17,480	19,032	14,939	66,528	46,112
Income tax expense	3,037	3,816	4,077	4,430	3,389	15,360	10,186
Net income	$10,555	$12,608	$13,403	$14,602	$11,550	$51,168	$35,926

Earnings per common share
Basic	$0.62	$0.73	$0.77	$0.83	$0.65	$2.95	$2.02
Diluted	0.62	0.73	0.76	0.82	0.65	2.94	2.02
Cash dividends per common share
Regular	0.27	0.27	0.25	0.25	0.25	1.04	1.00
Weighted average shares outstanding
Basic	16,974,005	17,221,244	17,486,182	17,669,937	17,717,356	17,335,615	17,781,748
Diluted	17,038,980	17,279,576	17,536,144	17,729,185	17,751,805	17,402,936	17,815,380
Performance ratios
Return on average assets	1.32%	1.59%	1.70%	1.94%	1.54%	1.63%	1.24%
Return on average common equity	9.77%	11.65%	12.55%	13.94%	10.82%	11.96%	8.54%
Return on average tangible common equity(1)	14.28%	17.04%	18.40%	20.54%	15.96%	17.53%	12.68%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2021	2021	2021	2021	2020	2021	2020
Noninterest income
Wealth management	$940	$974	$1,058	$881	$810	$3,853	$3,417
Service charges on deposits	3,718	3,599	3,098	3,031	3,478	13,446	13,019
Other service charges and fees	3,091	3,143	3,166	3,022	2,737	12,422	10,333
Net gain on sale of securities	-	-	-	-	-	-	385
Net FDIC indemnification asset amortization	-	-	(946)	(280)	(338)	(1,226)	(1,690)
Other operating income	1,466	1,004	2,421	915	1,046	5,806	4,369
Total noninterest income	$9,215	$8,720	$8,797	$7,569	$7,733	$34,301	$29,833
Noninterest expense
Salaries and employee benefits	$12,493	$10,646	$10,216	$10,884	$11,119	$44,239	$44,005
Occupancy expense	1,368	1,155	1,115	1,275	1,225	4,913	5,043
Furniture and equipment expense	1,418	1,385	1,457	1,367	1,446	5,627	5,558
Service fees	1,946	1,530	1,513	1,335	1,232	6,324	5,665
Advertising and public relations	589	536	616	335	534	2,076	1,951
Professional fees	455	313	290	466	276	1,524	1,224
Amortization of intangibles	364	365	360	357	364	1,446	1,450
FDIC premiums and assessments	213	216	204	199	202	832	426
Merger, acquisition, and divestiture expense	-	-	-	-	-	-	1,893
Other operating expense	2,855	2,690	3,590	2,602	3,479	11,737	12,410
Total noninterest expense	$21,701	$18,836	$19,361	$18,820	$19,877	$78,718	$79,625

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2021	2021	2021	2021	2020	2021	2020
(Amounts in thousands, except per share data)
Net income	$10,555	$12,608	$13,403	$14,602	$11,550	$51,168	$35,926
Non-GAAP adjustments:
Net (gain) loss on sale of securities	-	-	-	-	-	-	(385)
Merger, acquisition, and divestiture expense	-	-	-	-	-	-	1,893
Total adjustments	-	-	-	-	-	-	1,508
Tax effect	-	-	-	-	-	-	354
Adjusted earnings, non-GAAP	$10,555	$12,608	$13,403	$14,602	$11,550	$51,168	$37,080

Adjusted diluted earnings per common share, non-GAAP	$0.62	$0.73	$0.76	$0.82	$0.65	$2.94	$2.08
Performance ratios, non-GAAP
Adjusted return on average assets	1.32%	1.59%	1.70%	1.94%	1.54%	1.63%	1.28%
Adjusted return on average common equity	9.77%	11.65%	12.55%	13.94%	10.82%	11.96%	8.81%
Adjusted return on average tangible common equity(1)	14.28%	17.04%	18.40%	20.54%	15.96%	17.53%	13.08%

A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended December 31,
	2021			2020
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,163,613	$25,274	4.63%	$2,188,069	$28,143	5.12%
Securities available for sale	76,556	418	2.17%	87,592	640	2.91%
Interest-bearing deposits	613,377	237	0.15%	375,088	99	0.11%
Total earning assets	2,853,546	25,929	3.60%	2,650,749	28,882	4.33%
Other assets	328,866			337,906
Total assets	$3,182,412			$2,988,655

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$668,335	$28	0.02%	$594,222	$50	0.03%
Savings deposits	843,501	64	0.03%	739,312	112	0.06%
Time deposits	362,869	509	0.56%	428,849	867	0.80%
Total interest-bearing deposits	1,874,705	601	0.13%	1,762,383	1,029	0.23%
Borrowings
Retail repurchase agreements	1,236	-	N/M	925	1	0.14%
Total borrowings	1,236	-	N/M	925	1	0.14%
Total interest-bearing liabilities	1,875,941	601	0.13%	1,763,308	1,030	0.23%
Noninterest-bearing demand deposits	838,920			763,412
Other liabilities	38,986			37,305
Total liabilities	2,753,847			2,564,025
Stockholders' equity	428,565			424,630
Total liabilities and stockholders' equity	$3,182,412			$2,988,655
Net interest income, FTE(1)		$25,328			$27,852
Net interest rate spread			3.47%			4.10%
Net interest margin, FTE(1)			3.52%			4.18%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.10 million and $2.77 million for the three months ended December 31, 2021 and 2020, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Twleve Months Ended December 31,
	2021			2020
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,153,099	$102,996	4.78%	$2,142,637	$110,619	5.16%
Securities available for sale	81,049	2,008	2.48%	105,005	3,259	3.10%
Interest-bearing deposits	570,040	745	0.13%	296,495	805	0.27%
Total earning assets	2,804,188	105,749	3.77%	2,544,137	114,683	4.51%
Other assets	330,640			348,150
Total assets	$3,134,828			$2,892,287

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$646,999	$127	0.02%	$556,279	$311	0.06%
Savings deposits	816,845	281	0.03%	711,831	902	0.13%
Time deposits	387,249	2,427	0.63%	456,755	4,247	0.93%
Total interest-bearing deposits	1,851,093	2,835	0.15%	1,724,865	5,460	0.32%
Borrowings
Retail repurchase agreements	1,194	1	0.07%	1,145	3	0.28%
FHLB advances and other borrowings	-	-	-	36	1	2.23%
Total borrowings	1,194	1	0.07%	1,181	4	0.34%
Total interest-bearing liabilities	1,852,287	2,836	0.15%	1,726,046	5,464	0.32%
Noninterest-bearing demand deposits	816,638			707,623
Other liabilities	38,151			37,826
Total liabilities	2,707,076			2,471,495
Stockholders' equity	427,752			420,792
Total liabilities and stockholders' equity	$3,134,828			$2,892,287
Net interest income, FTE(1)		$102,913			$109,219
Net interest rate spread			3.62%			4.19%
Net interest margin, FTE(1)			3.67%			4.29%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $4.66 million and $7.99 million for the twelve months ended December 31, 2021 and 2020, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands, except per share data)	2021	2021	2021	2021	2020
Assets
Cash and cash equivalents	$677,439	$635,007	$618,738	$628,745	$456,561
Debt securities available for sale	76,292	77,440	79,842	87,643	83,358
Loans held for investment, net of unearned income (includes covered loans of $0, $9,041, $9,680, $10,744,and $11,257, for the stated periods, respectively) (1)	2,165,569	2,152,103	2,153,731	2,146,640	2,186,632
Allowance for credit losses (2)	(27,858)	(29,877)	(31,857)	(34,563)	(26,182)
Loans held for investment, net	2,137,711	2,122,226	2,121,874	2,112,077	2,160,450
FDIC indemnification asset	-	-	-	946	1,223
Premises and equipment, net	52,284	52,842	53,560	57,371	57,700
Other real estate owned	1,015	1,240	1,324	1,740	2,083
Interest receivable	7,900	8,146	8,480	8,724	9,052
Goodwill	129,565	129,565	129,565	129,565	129,565
Other intangible assets	5,622	5,987	6,352	6,712	7,069
Other assets	106,691	107,258	109,548	106,543	104,075
Total assets	$3,194,519	$3,139,711	$3,129,283	$3,140,066	$3,011,136

Liabilities
Deposits
Noninterest-bearing	$842,783	$820,147	$819,138	$824,576	$772,795
Interest-bearing	1,886,608	1,853,699	1,846,556	1,848,524	1,773,452
Total deposits	2,729,391	2,673,846	2,665,694	2,673,100	2,546,247
Securities sold under agreements to repurchase	1,536	1,106	994	1,519	964
Interest, taxes, and other liabilities	35,817	37,395	35,061	39,448	37,195
Total liabilities	2,766,744	2,712,347	2,701,749	2,714,067	2,584,406

Stockholders' equity
Common stock	16,878	17,071	17,335	17,592	17,723
Additional paid-in capital	147,619	154,086	161,853	169,173	173,345
Retained earnings	264,824	258,860	250,911	241,889	237,585
Accumulated other comprehensive loss	(1,546)	(2,653)	(2,565)	(2,655)	(1,923)
Total stockholders' equity	427,775	427,364	427,534	425,999	426,730
Total liabilities and stockholders' equity	$3,194,519	$3,139,711	$3,129,283	$3,140,066	$3,011,136

Shares outstanding at period-end	16,878,220	17,071,052	17,334,547	17,592,009	17,722,507
Book value per common share	$25.34	$25.03	$24.66	$24.22	$24.08
Tangible book value per common share(3)	17.34	17.09	16.82	16.47	16.37

(1)	No covered loans for December 2021 and September 2021. FDIC Loss Share agreement terminated in September 2021.
(2)	Effective January 1, 2021, the Company adopted the current expected credit loss methodology ("CECL"); prior to January 1, 2021, the Company utilized the incurred credit loss methodology.
(3)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands)	2021	2021	2021	2021	2020
Allowance for Credit Losses (1)
Beginning balance	$29,877	$31,857	$34,563	$26,182	$27,277
Cumulative effect of adoption of ASU 2016-13	-	-	-	13,107	-
(Recovery of) provision forcredit/loan losses charged to operations	(846)	(1,394)	(2,230)	(4,001)	634
Charge-offs	(1,887)	(1,255)	(1,902)	(1,730)	(2,194)
Recoveries	714	669	1,426	1,005	465
Net charge-offs	(1,173)	(586)	(476)	(725)	(1,729)
Ending balance	$27,858	$29,877	$31,857	$34,563	$26,182

Nonperforming Assets
Nonaccrual loans	$20,768	$22,070	$24,085	$26,106	$22,003
Accruing loans past due 90 days or more	87	5	327	171	295
Troubled debt restructurings ("TDRs")(2)	1,367	359	133	308	187
Total nonperforming loans	22,222	22,434	24,545	26,585	22,485
OREO	1,015	1,240	1,324	1,740	2,083
Total nonperforming assets	$23,237	$23,674	$25,869	$28,325	$24,568

Additional Information
Total Accruing TDRs(3)	$8,652	$8,185	$8,309	$9,027	$10,248

Asset Quality Ratios
Nonperforming loans to total loans	1.03%	1.04%	1.14%	1.24%	1.03%
Nonperforming assets to total assets	0.73%	0.75%	0.83%	0.90%	0.82%
Allowance for credit/loan losses to nonperforming loans	125.36%	133.18%	129.79%	130.01%	116.44%
Allowance for credit/loan losses to total loans	1.29%	1.39%	1.48%	1.61%	1.20%
Annualized net charge-offs to average loans	0.22%	0.11%	0.09%	0.14%	0.26%

(1)	Effective January 1, 2021, the Company adopted the current expected credit loss methodology ("CECL"); prior to January 1, 2021, the Company utilized the incurred credit loss methodology.
(2)	Accruing TDRs restructured within the past six months or nonperforming
(3)	Accruing total TDRs